Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

AGREEMENT

[*****]between

Airbus SAS

And

For

LEASE AND FLIGHT HOUR SERVICES

AGREEMENT on A320 NEO aircraft

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This Agreement is made on by and between

AIRBUS SAS, a société par actions simplifiée incorporated under the laws of France, registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814, having its registered office at 1 rond-point Maurice Bellonte 31707 Blagnac Cedex, France, acting for itself and behalf of its Affiliates, hereinafter referred to as “AIRBUS”,

and

Azul Linhas Aéreas Brasileiras S.A., a company organized under the laws of Brazil, with its head office at Avenida Marcos Penteado de Ulhôa Rodrigues, n° 939 Edificio Castelo Branco Office Park, Torre Jatobá Tamboré, Alphaville Industrial Barueri, SP 06460-040 Brazil,

hereinafter referred to as the “Customer”,

collectively referred to as the “Parties” or individually as the “Party”.

WHEREAS subject to the terms and conditions of this Agreement, AIRBUS desires to sell the Services and lease the stock as contemplated in this Agreement (including according to the conditions for each Service as set out in Appendices) to the Customer and the Customer desires to purchase such Services from AIRBUS based on its facilities, capabilities, expertise and experience.

Now, therefore, it is agreed as follows:

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CONTENTS

CLAUSE 1 - PURPOSE OF THE AGREEMENT	5
CLAUSE 2 - DEFINITIONS & INTERPRETATION	5
CLAUSE 3 - IMPLEMENTATION, DURATION, RENEWAL	12
CLAUSE 4 - LEASE AND SERVICES SCOPE AND RESPONSIBILITIES	13
CLAUSE 5 - EXECUTION PROCEDURE FOR SERVICES	16
CLAUSE 6 - TRANSPORTATION AND DELIVERY	17
CLAUSE 7 - TRANSFER OF TITLE AND TRANSFER OF RISK	19
CLAUSE 8 - QUALITY SPECIFICATIONS	19
CLAUSE 9 - WARRANTIES AND LIMITATION OF LIABILITY	21
CLAUSE 10 – DOCUMENTATION	23
CLAUSE 11 - SERVICE AND LEASE FEES AND PAYMENT	24
CLAUSE 12 - SECURITY DEPOSIT	29
CLAUSE 13 - CONDITIONS PRECEDENT	31
CLAUSE 14 - EXCUSABLE DELAYS	31
CLAUSE 15 – INDEMNIFICATION	33
CLAUSE 16 – INSURANCE	34
CLAUSE 17 - INTELLECTUAL PROPERTY RIGHTS	36
CLAUSE 18 - EARLY TERMINATION	36
CLAUSE 19 - GOVERNING LAW AND DISPUTES	40
CLAUSE 20 – MISCELLANEOUS	40
APPENDIX A - LIST OF AIRCRAFT COVERED BY THIS AGREEMENT	48
APPENDIX B—1 – ON SITE STOCK	50
APPENDIX B—2 – STANDARD EXCHANGE POOL ACCESS	67
APPENDIX B—3 – FHS COMPONENTS MAINTENANCE AND ENGINEERING	85

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CLAUSE 1—PURPOSE OF THE AGREEMENT

The purpose of this Agreement is to set out the terms and conditions according to which AIRBUS shall: (i) provide to the Customer the Services defined in Clause 4 hereto, and the Customer shall purchase such Services; and (ii) lease stock to the Customer and the Customer shall take the Stock on lease, subject to the terms and conditions set forth on Appendix B-1 and B-2.

CLAUSE 2—DEFINITIONS & INTERPRETATION

2.1    Definitions

In addition to words and terms elsewhere defined in this Agreement and future appendices, Orders, or amendments, the initially capitalized words and terms used in this Agreement shall have the meaning set out below:

“Abnormal Use” designates any usage, maintenance, storage, handling, operation of any Aircraft, or its sub-assemblies, or its systems, or parts fitted on a FHS Component that does not comply with (a) the approved maintenance and operational data, including but not limited to the AFM, the AMM/Maintenance Procedure, the CMMV and/or (b) any Airworthiness Directive and/or (c) use beyond the use for which they have been designed.

“Additional Services” means any service that is not defined in Clause 4.1.1, which may be purchased by the Customer and that shall be formalised under an amendment to this Agreement.

“Additional Work” means any work over and above the Services defined in Clause 4.1.1 of the Agreement.

“Additional Work Purchase Order” means the purchase order in the form set out in Appendix E-2, which shall be signed by duly authorised representatives of each Party for any Additional Work.

“Affiliate” means with respect to any person or entity, any other person or entity of the same group of companies.

“Agreement” means this document, all the appendices, annexes and Orders hereto and all documents included by reference, as amended, supplemented or substituted when and as applicable in accordance with the terms of this Agreement.

“Aircraft” means collectively or individually (as required by the context) the Airbus A320 NEO aircraft covered under the terms and conditions of this Agreement, designated in Appendix A and any other Airbus aircraft that may be operated by the Customer and that the Parties may agree in the future to be subjected to this Agreement by an amendment to this Agreement.

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“Aircraft Maintenance Manuals” or “AMM” means customized Airbus manuals in compliance with the ATA1200 specifications. The purpose of these manuals is to provide all information required for aircraft maintenance, while ensuring personnel and flight safety.

“Airworthiness Authorities” means each authority which shall from time to time be vested with the control and the supervision of, or have jurisdiction over, the registration, airworthiness or operation of civil aircraft or other matters relating to civil aviation in the state where the Aircraft is (are) registered. The Customer’s Airworthiness Authorities shall be understood as the Airworthiness Authorities of Brasil.

“Airworthiness Directive” or “AD” means an airworthiness directive issued by the Airworthiness Authorities to Identity those products, which have been found, to be in an unsafe condition and where the Airworthiness Authorities have prescribed inspections and the conditions and limitations, if any, under which those products may continue to be operated.

“AOC Holder” means the company holding the Air Operator Certificate, authorising such company to carry out specified commercial air transport operations. The Customer, as the AOC Holder under this Agreement, is liable toward the Customer’s Airworthiness Authority for the airworthiness of the Aircraft, including any FHS Component.

“AOG” or “Aircraft On Ground” means the highest priority designation to process a requirement for a FHS Component and/or maintenance action. Indicates that an Aircraft is imminent unauthorised to take-off further to technical constraints pursuant to the Aircraft MEL and/or AMM/Maintenance procedure.

“Approved Aircraft Maintenance Program” or “AAMP” means the program developed for the Aircraft by the Customer and approved by the Customer’s Airworthiness Authority, which defines the sequence of maintenance tasks to be performed for the continued airworthiness of the Aircraft.

[*****]

“Business Day” means a day, other than a Saturday and Sunday, on which:

*	where used in relation to AIRBUS or the Customer’s obligations under this Agreement, business of the kind contemplated by this Agreement is carried on in Paris, in Dublin or in the Pool location; or

*	where used in relation to a payment obligation under this Agreement, banks are open in New-York and Brazil; or

*	where used in relation to LIBOR determination, banks are open in London.

“Day”	or “Days” means a calendar day unless otherwise stated in this Agreement.

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“DAP” or “Delivered At Place” has the meaning defined by the Incoterms.

DAP requires the delivering party to clear the goods for export, obtain as necessary any export licence and bear all risks involved in bringing the goods to the named place. DAP requires the receiving party to obtain, at its own risk and expenses, any import licence or other official authorisation and carry out all customs formalities for the import of the goods, and the payment of formalities, customs duties, (V.A.T), taxes and other charges for import in the country of destination. For clarification purposes, it is hereby stated that the importer of record (IOR) is the Customer.

“Due Date” means collectively the Inventory Fee Due Date set forth in Clause 11.2.1 and Maintenance Fee Due Date set forth in Clause 11.2.2 or for all other services, including Additional Work, under this Agreement.

“Entry Into Force” has the meaning set forth in Clause 3.1.

“EXW” or “EX WORKS” has the meaning defined by the Incoterms.

“FCA” or “Free Carrier” has the meaning defined by the Incoterms.

For clarification purpose, “Free Carrier” means that the delivering party delivers the goods to the carrier or another person nominated by the receiving party at delivery point defined by the receiving party at the Main Base nearest international airport. FCA requires the delivering party to clear the goods for export, where applicable. Where applicable, it is up to the delivering party to obtain, at its own risk and expense, any export licence or other official authorisation and carry out all customs formalities for the export of the goods.

“FHS Component” designates a LRU listed in Attachment 1 of Appendix B-2.

“FHS Manager On Site Assistance” has the meaning set forth in Appendix B-4 hereto.

“FHS Portal” has the meaning set forth in Clause 5.3.

“Financing Party” designates any persons providing financing partially or fully to the Owner to fund the Owner’s (i) acquisition of any of the property which is the subject of this Agreement or (ii) interests in the transactions contemplated by this Agreement.

“Flight Cycle” or “FC” means one Aircraft take-off and subsequent landing for a given flight.

“Flight Hour” or “FH” means a sixty (60)-minute period flown by the Aircraft between take-off and landing as recorded in the technical logbook. For measuring purposes, Flight Hours are to be rounded to the nearest hundredth (two (2) decimal places).

“Gross Negligence” means any act or omission done with intent to cause damage or recklessly and with knowledge that damage would probably result.

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“Guaranteed Performance” has the meaning set forth in Appendix D.

“Incoterms” means the international rules for the interpretation of trade terms published by the International Chamber of Commerce, 2010 edition.

“Initial Period” has the meaning set forth in Clause 3.1.

“Interface Manual” means the manual describing the responsibilities of the Customer and AIRBUS in the delivery of the Services. It also provides the interfacing processes between the Customer, AIRBUS, OEMs, the AIRBUS’ subcontractors and the Customer’s selected vendors providing separate Services. For the sake of clarity, the Interface Manual does not include each Party’s specific processes and procedures, which shall remain the exclusive property of each Party.

“Inventory Delivery Date” means the date when AIRBUS delivers subject to Clause 6, any FHS Components from the first or subsequent batches of the OSS in accordance with Clause 11.2.1.

“Inventory Period” means the duration for which AIRBUS makes available to the Customer the OSS and/or the Pool. The first Inventory Period will commence on the first Inventory Delivery Date and will end on the last Day of the month within which the Inventory Delivery Date falls. Each subsequent Inventory Period shall commence on the first Day of each subsequent calendar month and end on the last Day of that same month or on the last Day of the Term as the case may be.

“Letter of Credit” or “LOC” has the meaning set forth in Clause 12.2.

“Line Replaceable Unit” or “LRU” designates the equipment either i) part of the OSS or of the Pool, or ii) installed on the Aircraft when delivered to the Customer, or installed on the Aircraft at a later date or installed on the Aircraft and temporarily removed from the Aircraft, in each case that can be replaced at line stations, and which part numbers are listed in Attachment 1 to Appendix B-2 hereto.

“Liquidated Damages” means the amounts to be paid by AIRBUS to the Customer by way of liquidated damages pursuant to Clause 3 of Appendix D of this Agreement.

“London Interbank Offered Rate” or “LIBOR” means for the relevant interest period (or where no interest period is stated, six months) the rate determined on the basis of the offered rates for deposits in US Dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the Day that is two (2) Days (other than a Saturday, Sunday or a Day that is a legal holiday or a Day on which banking institutions are authorised to close in the City of New York, U.S.A., London, England, or Paris, France) before the first Day of such an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1). “Reuters Screen LIBO Page” means the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or any successor to such page or service).

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“Main Base” or “MB” means the main base of operations for the Customer’s Aircraft fleet that is located at the Customer’s warehouse in Viracopos/Campinas International Airport (VCP), Brazil.

“Maintenance Service Start Date” means the date of September 1st, 2016 as set out in Appendix A for the 1st Aircraft and subject to conditions of Appendix B-3.

“Minimum FH” has the meaning set forth in Appendix C-1.

“Monthly Fee” means the Service and Lease Fees for all the activities that are charged to the Customer through a fixed fee per month.

“No Fault Found” or “NFF” means any event where a FHS Component designated as an Unserviceable FHS Component by the Customer is removed from an Aircraft by the Customer and sent to AIRBUS for repair and declared by AIRBUS as a Serviceable FHS Component with a non-confirmed fault.

“NFF Rate” means the number of FHS Components which are removed from the Aircraft and found to be No Fault Found, expressed as a percentage of the total number of FHS Components removed from the Aircraft. The NFF Rate measurement excludes NFF occurrences when the Customer is compliant with provisions of Clause 5.2 iv) of Appendix B-2 and if the provided supporting data does substantiate the removal.

“Non-Excusable Delay” has the meaning set forth in Clause 2.5 of Appendix D.

“OEM Catalogue List Price” or “CLP” means the worldwide annual catalogue price published by the OEM.

“On Site Stock” or “OSS” designates a stock of FHS Components, under the ownership of AIRBUS or the Owner, delivered by AIRBUS to the Customer in accordance with Clause 6.2 and under the conditions set out in Appendix B-1 hereto, and stored at the Storage Location at the sole risk and cost of the Customer. Possession of the OSS is granted by AIRBUS to the Customer under the terms of this Agreement.

“OSS Service Start Date” means the date of September 1st, 2016 as set out in Appendix A for the 1st Aircraft and subject to conditions of Appendix B-1.

“Order” means any order for Services issued by the Customer to AIRBUS under this Agreement.

“Other Agreement” has the meaning set forth in Clause 11.3.3. “Owner” has the meaning set forth in Clause 7.2.

“Performance Meeting” has the meaning set forth in Clause 5.2.

“Pool” means the list of Serviceable FHS Components listed in Attachment 1 to Appendix B-2, under the ownership of AIRBUS or the Owner and available on a non-

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exclusive basis to the Customer under the Standard Exchange Service set forth in Appendix B-2. The Standard of such FHS Component may be revised by AIRBUS during the Term.

“Pool Access Service Start Date” means the date of September 1st, 2016 as set out in Appendix A for the 1st Aircraft and subject to conditions of Appendix B-2.

“Security Deposit” has the meaning set forth in Clause 12.1.

“Service” and “Services” have the meaning set forth in Clause 4.1.1.1.

“Service Fees” has the meaning set forth in Clause 11.1.

“Service Level” has the meaning set forth in Appendix D.

“Serviceable FHS Component” means FHS Component certified as airworthy by AIRBUS or its authorised repair stations and compliant with the provisions of Clause 8.2.2 herein.

“Standard Exchange” designates as the case may be:

i)	Any exchange between a FHS Component withdrawn from the On Site Stock by the Customer and an Unserviceable FHS Component to be sent to AIRBUS (as per Appendix B-1), or

ii)	Any exchange between a FHS Component sent by AIRBUS to the Customer, to be fitted on the Aircraft, and an Unserviceable FHS Component to be sent to AIRBUS (as per Appendix B-2).

“Start Date” designates either:

i)	OSS Service Start Date, or

ii)	Pool Service Start Date, or

iii)	Maintenance Service Start Date,

whichever occurs first.

“Storage Location” designates the facilities at the Main Base under the control of the Customer where the OSS is located.

“Supplier Support Conditions” has the meaning set forth in Appendix E-1.

“Tax” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholding, imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority.

“Term” has the meaning set forth in Clause 3.2.

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“Unserviceable FHS Component” means any FHS Component found inoperative after troubleshooting procedures as per Airbus TSM, which consequently requires testing and/or repair/overhaul as per OEM’s current CMMV, or operative FHS Component that requires off wing maintenance as per Airbus current MPD, AD, mandatory SB/VSB and which anticipated removal has been agreed between the Parties.

“V.A.T.” has the meaning set forth in Clause 11.4.1.

2.2	In this Agreement, unless the context otherwise requires:

2.2.1	Any reference to this Agreement or any other agreement or document shall be construed as a reference to this Agreement or such other agreement or document as modified, amended, novated, varied or supplemented from time to time;

2.2.2	References to Clauses, Appendices and Annexes are to be construed as references to the Clauses of, and Appendices, and Annexes to this Agreement and references to this Agreement include its Schedules, Annexes and Appendices;

2.2.3	Words importing the plural shall include the singular and vice versa; and references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state;

2.2.4	Including shall be construed as a reference to “... including, without limitation,...” or “... including but not limited to...”;

2.2.5	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

2.3	Miscellaneous Terms

AD	:	Airworthiness Directive
AFM	:	Aircraft Flight Manual
AMM	:	Aircraft Maintenance Manual
AWB	:	Airway bill of lading
CBO	:	Cycles Between Overhaul
CLP	:	Catalogue List Price
CMMV	:	Component Maintenance Manual Vendor
CRO	:	Cycles Remaining before Overhaul
CSN	:	Cycles Since New
CSI	:	Cycles Since Installation
CSO	:	Cycles Since Overhaul
CWO	:	Customer Work Order
DER	:	Designated Engineering Representative
EASA	:	European Aviation Safety Agency
EOR	:	Exporter of Records
ETOPS	:	Extended range Twin Operations
FAA	:	Federal Aviation Administration

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FOD	:	Foreign Object Damage
IOD	:	Internal Object Damage
IOR	:	Importer of Records
IPC	:	Illustrated Part Catalogue
LDGS	:	Landings
LIBOR	:	London Interbank Offered Rate
LLP	:	Life Limited Parts means a Part, related to a period of usability
(M)MEL	:	(Master) Minimum Equipment List
MPD	:	Maintenance Planning Document
MSCN	:	Manufacturer Specification Change Notice
MSDS	:	Material Safety Data Sheet
MSN	:	Manufacturer Serial Number
MTBUR	:	Mean Time Between Unscheduled Removals
MTOP	:	Maintenance Task Operating Plan
OEM	:	Original Equipment Manufacturer
PFR	:	Post Flight Report
PMA	:	Part Manufacturer Approval
PN	:	Part Number
SB	:	Service Bulletin
SCN	:	Specification Change Notice
SN	:	Serial Number
SRM	:	Structural Repair Manual
STC	:	Supplemental Type Certificate
TBO	:	Time Between Overhauls
TCCA	:	Transport Canada Civil Aviation
TRO	:	Time Remaining before Overhaul
TSI	:	Time Since Installation
TSN	:	Time Since New
TSO	:	Time Since Overhaul
USD	:	United States Dollar

All technical terms not defined herein shall be defined in the Orders or, where the context so admits, have the same meaning as defined in the latest edition at the date hereof of the Common Support Data Dictionary (CSDD) published by the Air Transport Association.

CLAUSE 3—IMPLEMENTATION, DURATION, RENEWAL

3.1	This Agreement shall become effective upon its signature date by both Parties (the “Entry Into Force”) and shall remain in force and effect thereafter, unless an early termination pursuant to Clause 18 occurs, for a period of twelve (12) years from the Start Date of the Services (the “Initial Period”).

3.2	At the expiration of the Initial Period, this Agreement may be extended upon a mutual written agreement between the Parties. Both Parties shall endeavour to start negotiations in good faith on such extension twelve (12) months before the end of the Initial Period for the purposes of signing it no later than six (6) months prior to the end of the Initial Period.

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For the avoidance of doubt, should the Parties fail to sign such extension on or before six (6) months prior to the end of the Initial Period, this Agreement shall terminate at the end of the Initial Period, and, unless otherwise stated herein, neither Party shall have any further rights or obligations hereunder, with the exception of those set forth in Clause

20.8 herein.

The Initial Period and the subsequent extensions as defined here above, are collectively designated under the Agreement as the “Term”.

3.3	Notwithstanding the Entry Into Force of this Agreement, AIRBUS will have no obligation to initiate the Services to the Customer unless the Customer has fulfilled all the obligations in the time and manner specified in Clause 13 herein (each in form and substance satisfactory to AIRBUS) or otherwise mutually agreed by the Parties.

3.4	This Agreement being signed less than six (6) months prior to the Start Date, the obligations of AIRBUS in terms of Service Level performance and OSS initial delivery will be effective, subject to the actual performance of: a) the buyback as set out in Appendix F, and b) the warehousing/logistics activity related to the Pool by the Customer, from the time of the Customer commercial operations with its Aircraft (meaning the first commercial revenue flight) (which is expected, at the time of signature of this Agreement, to be from November 1st, 2016).

CLAUSE 4—LEASE AND SERVICES SCOPE AND RESPONSIBILITIES

4.1	Responsibilities of AIRBUS

4.1.1	Services

4.1.1.1    Description of the Services

Provided that the Customer complies with its obligations under this Agreement, AIRBUS shall provide, and the Customer shall purchase, the following services for the Aircraft:

-    OSS availability at the Main Base (the “OSS Service”), as defined in Appendix B-1,

-    Standard exchange pool access (the “Pool Access Service”), as defined in Appendix B-2,

-    FHS Components maintenance and engineering service (the “Maintenance and Engineering Service”), as defined in Appendix B-3 and

-    FHS Engineering and Logistic Assistance (the “FHS Engineering and Logistic Assistance”) which includes:

•	the FHS Manager On Site Assistance as defined in Appendix B-4 and

•	the Direct Shipment process as defined in clause 8 of Appendix B-1

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(individually the “Service” or collectively the “Services”).

4.1.1.2     Execution of the Services

The Customer acknowledges and agrees that AIRBUS shall be entitled, at any time during the Term of the Agreement, to subcontract to any third party all or any part of the Services, provided that such third party complies with the provisions in Clauses 8.1 and 8.2. For the avoidance of doubt, AIRBUS will bear all responsibility for the work performed by the third parties subcontracted by AIRBUS for the purpose of the Services and shall remain liable for its obligations hereunder (including payment obligation) and shall be responsible for any subcontractor’s performance thereof.

For the sake of clarity and transparency, the Services to be provided under this Agreement by AIRBUS will not involve the transfer of know-how to the Customer by no means whatsoever. The Services shall be performed without the presence of any Customer’s technician and no technical report shall be delivered by AIRBUS in connection therewith (except if expressly required by the Customer, as foreseen on Clause 10).

4.1.2	Lease of Stock

4.1.2.1     Description of the lease

Provided that the Customer complies with its obligations under this Agreement, AIRBUS shall lease stock, and the Customer shall take stock on lease, as follows:

-     OSS availability at the Main Base (the “OSS Service”), as defined in Appendix B- 1,

-     Standard exchange pool access (the “Pool Access Service”), as defined in Appendix B-2.

4.2	General responsibilities of the Customer

The Customer, in addition to any other obligations set out in this Agreement, shall:

(i)    As the AOC Holder:

a.    operate the Aircraft in accordance with the Customer’s Airworthiness Authority’s requirements; and

b.    maintain the Aircraft in accordance with the Aircraft manufacturer’s manuals; and

(ii)    Comply with its obligations with respect to quality as described in Clauses 8.1 d 8.3 herein; and

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CONFIDENTIAL TREATMENT REQUESTED

(iii)	Comply with its obligations with respect to insurances as described in Clause 16 herein; and

(iv)	Notify AIRBUS in writing one month prior to the actual delivery date of each Aircraft; and

(v)	Perform FHS Components removals from and installations on the Aircraft in accordance with the applicable technical data of the Aircraft manufacturer and the OEMs, including the AMM; and

(vi)	Perform the configuration management of the Aircraft and all parts, including FHS Components and any Aircraft subassembly in accordance with all mandatory or regulatory technical notices and log books, place relevant Orders to upgrade Aircraft parts including FHS Components as necessary, and deliver to AIRBUS a copy of such documentation upon each maintenance event or upon request by AIRBUS; and

(vii)	Place Standard Exchange Orders in accordance with Clause 5.3 of this Agreement and the Additional Work Purchase Orders; and

(viii)	Provide to AIRBUS, for each Aircraft, every month from the Start Date, and no later than the fifth (5th) Day of each month, the FH and the FC of the preceding month; and

(ix)	Provide the information required when an Unserviceable FHS Component is returned to AIRBUS as described in Clause 5 of Appendix B-2; and

(x)	After an initial grace period of twelve (12) months, provide every three (3) months to AIRBUS, in respect of the Aircraft, a detailed planning schedule showing, for the next twelve (12) months:

-	scheduled maintenance events such as but not limited to A checks and C checks and

-	time controlled FHS Component’s scheduled removal, such as but not limited to life limited parts (LLP) and hard time FHS Component (HT).

In case the Customer shall not perform its above obligation of (x), AIRBUS shall notify the Customer to remedy to such failure within five (5) days.

(xi)	Comply with its obligations with respect to the FHS Manager(s) On Site Assistance as set forth in Appendix B-4 hereto; and

(xii)	Provide the latest MEL applicable to the Aircraft at the Entry Into Force. Should this MEL be modified by the Customer after the Entry Into Force the Customer shall provide it to AIRBUS in a timely manner; and

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(xiii)	Provide non incident statement for any FHS Component upon AIRBUS request for the time such FHS Component is under the Customer’s responsibility.

It is understood by the Parties that any activity which is not defined under this Agreement as an obligation of AIRBUS, remains under the responsibility of the Customer.

CLAUSE 5—EXECUTION PROCEDURE FOR SERVICES

5.1                   Interface Manual

The execution procedure for each Service to be performed by AIRBUS will be detailed in a procedure manual describing the interfaces between the Customer and AIRBUS hereinafter referred to as (the “Interface Manual”) to be signed between the Parties within two (2) months after the Entry Into Force unless otherwise agreed by the Parties.

Each Party shall appoint a project team and respective project manager upon the Entry Into Force of this Agreement in order to produce the Interface Manual and to prepare implementation of the Services.

The Parties acknowledge and agree that the Interface Manual may be used by the Customer vis-à-vis the Customer’s Airworthiness Authority if applicable. The Interface Manual is supplied by AIRBUS under the express condition that it is the sole responsibility of the Customer to comply with the Customer’s Airworthiness Authority regulations and to demonstrate how the Customer is organising the sharing of activities and responsibilities between itself and its maintenance providers.

The Interface Manual shall define standard or routine operating procedures used during daily execution of this Agreement such as but not limited to shipping and delivery instructions, routine communications, AOG procedures, technical performance reviews, LRU technical documentation standards, etc. In the event of a conflict between the Interface Manual and this Agreement concerning policies, procedures, responsibilities, or any commercial issues, then this Agreement shall take precedence over the Interface Manual.

The procedures, details, terms or provisions of the Interface Manual shall in no way alter, modify, supersede, diminish or contradict the terms and provisions of this Agreement and its Appendices. Where there is a conflict between the Interface Manual and this Agreement or its Appendices, the Agreement or its Appendices shall prevail.

5.2                  Performance Meeting

Six (6) months from the Entry Into Force and thereafter on a six (6) monthly basis until the end of the Term, unless otherwise agreed between the Parties, or at the request of a Party, AIRBUS and the Customer will hold a meeting to evaluate the performance of the Services (the “Performance Meeting”).

The location of such meeting shall be at the Main Base unless otherwise mutually agreed between the Parties.

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In the course of each Performance Meeting, the Parties will evaluate the following but not limited topics:

-     Modification of the Interface Manual, if necessary,

-     Service Level performance,

-     NFF figures,

-     Scheduled new aircraft deliveries

-     Removal rates

-     Shop Findings

-     Achievement of the Service Level, including remedies,

-     Technical Review

-     Mean Time Between Unscheduled Removals (MTBUR) below guaranteed rates

-    Any other item that may arise in connection with the execution of this Agreement.

For the aforementioned meeting, AIRBUS agrees to use reasonable endeavours to provide relevant available and non-confidential data to compare if and when possible the performance of the components.

5.3                  FHS Portal

The Customer shall place the Standard Exchange Orders through a web portal, made available by AIRBUS to the Customer (hereafter the “FHS Portal”). The FHS Portal is currently accessible through the AirbusWorld portal and governed by the general terms and conditions for access and use of AirbusWorld in force between AIRBUS and the Customer.

The means to access to, connection with and development of any interface between the Customer’s logistic system and the FHS Portal shall remain under the responsibility of the Customer.

The Parties hereby acknowledge that, for the purpose of this Agreement, the performance of each Party shall be measured with the time stamps recorded in the FHS Portal.

CLAUSE 6—TRANSPORTATION AND DELIVERY

6.1                  General Conditions

Each Party undertakes that any FHS Components sent to the other Party for the purpose of this Agreement shall be packed in accordance with the recommendations of the manufacturer, applicable regulations and ATA 300 specifications and in compliance with

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all applicable laws related to hazardous material. The Parties undertake to maintain all packing containers, frames and other packing material in a good and reusable condition.

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6.2                  Delivery

6.2.1	During the Term of this Agreement, the Parties will ensure that FHS Components shall be transported and delivered as follows:

AIRBUS shall organize the import and the transportation of the FHS Components related to the initial fill for the creation of the OSS and the Pool via DAP Incoterms Tancredo Neves/Confins International Airport (CNF) Belo Horizonte, Brazil.

The FHS Components shall be then be transferred to the Customer warehouse under the

Customer’s responsibility and cost.

For the Maintenance Service and/or the OSS and Pool Access Services, the following incoterms will apply:

•	AIRBUS shall organize the transportation of the FHS Components DAP Guarulhos International Airport, Sao Paulo Brazil, according to the Incoterms 2010,

•	The Customer shall return the Unserviceable FHS Components FCA Guarulhos International Airport, Sao Paulo Brazil, according to the Incoterms 2010.

The Customer shall be responsible for any local transportation in Brazil and for the transportation and customs clearance of all FHS Components (serviceable and unserviceable) between the Main Base in VCP and any outstations when drop shipments are requested.

Any requests from the Customer for delivery of FHS Components to a location other than the delivery point in Guarulhos International airport will be analysed on a case by case basis and such deliveries shall be chargeable in addition to the FHS Fees on a Time and Material basis as Additional Work.

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CLAUSE 7 – TRANSFER OF TITLE AND TRANSFER OF RISK

7.1	Transfer of risk

Risk of loss or damage to each FHS Component under this Agreement shall pass from the delivering Party to the receiving Party or its nominated freight agent, in accordance with the delivery conditions set out in Clause 6.2.1.

7.2	Transfer of title and property

Title to all FHS Components which are to be provided from time to time hereunder by AIRBUS to the Customer will be held by AIRBUS or one or more other persons (AIRBUS or such other persons, the “Owner”). If AIRBUS is not the Owner, AIRBUS has been appointed as the agent of the Owner and shall effect transfer of title and/or title exchange on behalf of the Owner in accordance with the terms of this Agreement.

In the event of a FHS Component Standard Exchange,

i)	transfer of title and property (including the benefit of any warranties and guarantees) of the FHS Component from the Owner to the Customer shall occur upon installation in the Aircraft of such FHS Component; and

ii)	transfer of title and property (including the benefit of any warranties and guarantees) from the Customer to the Owner of an Unserviceable FHS Component shall occur alter removal of such Unserviceable FHS Component from the Aircraft and installation of the relevant Serviceable FHS Component in the Aircraft.

The Parties shall respectively ensure that the FHS Component and the Unserviceable FHS Component are each free and clear of all liens and encumbrances.

The transfer of title, property and risk with regard to the Buy-Back is defined in Appendix F.

CLAUSE 8 – QUALITY SPECIFICATIONS

8.1	Generality

Each Party undertakes to declare any incident related to a FHS Component delivered to the other Party. For the avoidance of doubt, any FHS Component that is not declared to be incident-related shall be understood to be non-incident-related by the other Party.

8.2	AIRBUS quality obligations

8.2.1	AIRBUS shall ensure the availability of full and complete records of all Services carried out hereunder in accordance with applicable regulation requirements. Such records shall be available for examination and inspection by the Customer and its authorised representatives during Business Days.

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8.2.2	New FHS Components shall be accompanied by a release certificate issued by the applicable OEM as specified in the type certificate holder parts catalogue. The release document shall clearly state that it is issued under the approval of the relevant Airworthiness Authorities under whose regulatory control the OEM works.

Used FHS Components shall be released by an EASA Part 145 approved maintenance organisation and accompanied by:

-	EASA Form 1; or

-	FAA Form 8130-3 dual release (meaning a release valid under FAA and EASA); or

-	TCCA Form 240078 dual release (meaning a release valid under TCCA and EASA); or

-	TCCA Form 1 dual release (meaning a release valid under TCCA and EASA); as applicable.

During the Term, when the Services are being performed at an AIRBUS Repair Facility, such AIRBUS Repair Facility shall be EASA PART 145 or FAA 14CFR PART 145. As such, AIRBUS shall maintain facilities for Services on the LRUs in accordance with the LRUs manufacturer’s manuals and other applicable documentation. These facilities shall be approved by the FAA or EASA aviation authorities.

AIRBUS shall be responsible for identifying and implementing any applicable EASA ADs in the FHS Component to be delivered to the Customer, in accordance with Clause 2.2 “ADs/SBs policy” of Appendix B-3 of this Agreement.

8.2.3	AIRBUS will also endeavour to supply the Services in accordance with reasonable written instructions that the Customer may give from time to time. To the extent not otherwise covered by this Agreement, any additional costs directly related to such instructions, if any, shall be borne by the Customer subject to its prior agreement. If no agreement can be reached, AIRBUS shall not be obliged to follow the respective Customer’s instructions.

8.3	Customer quality obligations

8.3.1	The Customer shall remain responsible at all times for the continuing airworthiness of the Aircraft, for its documentation, for any part installed on the Aircraft or intended to be and for the incorporation of any mandatory SB and compliance with ADs.

8.3.2	The Customer shall remain responsible for Aircraft logbooks. Any derogation provided by the Customer’s Airworthiness Authority shall remain under the responsibility of the Customer.

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8.4	Audit

8.4.1	The Customer, as the AOC Holder, and/or the Customer’s Airworthiness Authority representatives will have access during Business Days to AIRBUS and the premises of its subcontractors, subject to reasonable prior written notice, for audits related to the obligations set out in Clause 8 of this Agreement. The cost of such audits shall be borne by the Customer. The Customer shall not be entitled to visit AIRBUS’ subcontractor(s) for the purposes of conducting an audit related to this Agreement without a duly authorised representative of AIRBUS present.

8.4.2	AIRBUS shall be entitled, subject to reasonable prior written notice, to visit during Business Days the premises of the Customer and/or any Aircraft and/or any maintenance facility and/or store and/or Storage Location and/or to access any data or document related to Aircraft maintenance and operations that AIRBUS may require in order to audit the obligations of the Customer under this Agreement. Unless otherwise agreed between the Parties, any visit shall be conducted during the scheduled operations of the Aircraft and AIRBUS or its representative(s) shall not disrupt the scheduled operations of the Customer. The cost incurred by AIRBUS to conduct such audits and visits will be borne by AIRBUS.

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8.4.3	AIRBUS shall notify the Customer in writing of the outcome of any such audit or operational visit and any remedial actions that the Customer shall perform under this Agreement. The Customer shall carry out any and all such reasonable remedial actions within the reasonable time period notified by AIRBUS.

CLAUSE 9 – WARRANTIES AND LIMITATION OF LIABILITY

9.1	Warranties assignment and warranties administration delegation

The Customer shall delegate to AIRBUS, its Affiliates and/or subsidiaries its right to make Claims and to receive any payment pursuant to the warranties and guarantees on the FHS Components which have been or will be installed on all the Aircraft covered under this Agreement at any point in time before or after the Start date.

Notwithstanding the transfer of title of the Unserviceable FHS Component, such delegation shall be in effect:

(i)	until the expiration of all such warranties or guarantees or,

(ii)	in the event the Agreement terminates or expires before the expiration of the warranty or guarantees, until any claim made by AIRBUS under such warranty or guarantees is definitely settled with the relevant OEM or supplier.

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Upon AIRBUS’ request the Customer shall sign a letter under which it authorises AIRBUS, its Affiliates and/or subsidiaries and its selected subcontractors to administer and receive the benefit of the warranties and guarantees in the form referenced in Appendix E-1.

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The Customer shall grant delegation to AIRBUS to participate on its behalf to any official rating on FHS Component OEMs.

9.2	Warranties on FHS Components

AIRBUS shall repair, replace or correct any defective or non-compliant FHS Components, without any additional cost for the Customer (other than the Service Fees set out in this Agreement), when a report by the Customer alleging such defect or non- compliance is made and when such defect is confirmed to be under warranty. Such warranty is valid for a period as follows:

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The above warranties are subject to the fulfilment of the provisions of Clause 4.2 and to normal wear and tear. For the avoidance of doubt, the Service Fees under this Agreement are inclusive of the benefits of the warranty pursuant to this Clause 9.2.

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In addition to the above, the Customer shall delegate to AIRBUS extended warranties obtained with the corresponding OEMs for the FHS Components listed in Appendix G. For sake of clarity, such extended warranties supersede and replace the initial warranties mentioned in (i) and/or (ii) above.

9.3	Limitations of liability

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CLAUSE 10—DOCUMENTATION

The applicable documents to be delivered by AIRBUS in the performance of the Services shall be listed in the respective Appendices, or Orders if applicable. Upon completion of the Services, AIRBUS will deliver to the Customer the relevant documentation attesting the performance of the Services in accordance with the applicable AIRBUS quality obligations as defined in Clause 8.2.

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CLAUSE 11—SERVICE AND LEASE FEES AND PAYMENT

11.1	Service Fees

11.1.1 Service Fee generalities

The fees for the Services provided by AIRBUS under this Agreement are set forth in Appendix C-1 herein (the “Service Fees”) and are expressed in United States Dollars (USD) and in Brazilian Reals (BRL). Exclusions from the Service Fees are set out in Appendix C-1.

All payments shall be made in United States Dollars, except the FHS Engineering and Logistic Assistance Fee in Brazilian Reals, in immediately available funds on the Due Date.

The fees for Additional Work shall be subject to separate quotations to be agreed between the Parties in the relevant Additional Work Purchase Order.

For sake of clarity, the fees set out in this Agreement remain valid subject to the performance by the Customer of the warehousing of the FHS Components.

11.1.2 Validity and revision of Service Fees

All the Service Fees under this Agreement have been established in accordance with the average economic conditions prevailing in December 2014, January 2015, February 2015 and corresponding to Services delivery conditions 2016 (the “Base Period”).

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11.2	Fee Payments

11.2.1 Monthly Inventory Lease Fees

The monthly inventory lease fees (OSS Lease Fees and Pool Access Lease Fees) and the FHS Engineering and Logistic Assistance Fee payable by the Customer to AIRBUS are set out in Appendix C-1 Clause 2 and Clause 5 hereto, (the “Inventory Fees” and the “Assistance Fee”). The monthly Inventory Lease Fees and Assistance Fee are payable for a whole calendar month. [*****]

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11.2.2 Monthly Maintenance Fees

In addition to the monthly Inventory Lease Fees set out in Clause 11.2.1, the Customer shall pay maintenance fees, set out in Clause 3 of Appendix C-1 hereto, for each calendar month [*****]

If applicable, the Fees payable by the Customer for part of a calendar month will be the relevant proportion calculated on a pro-rata temporis basis.

11.2.3 Service Fees Reconciliation

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AIRBUS shall be entitled, further to reasonable prior written notice to the Customer, to check in the Customer’s facilities or anywhere the Aircraft may be positioned, the exact number accumulated Flight Hours, Flight Cycles corresponding to the Aircraft.

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11.2.4 Additional Invoices

All the services subject to Additional Work Purchase Order for which prices are not defined under Appendix C-1 shall be invoiced on a per event basis.

11.2.5 Payment Terms

All invoices, under this Agreement shall be paid no later than the Due Date; the value date on which such payment is credited to AIRBUS’ account shall be on or before this Due Date.

11.2.6 Payment Terms in case of Excusable Delay

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11.3	General conditions

a-	Addresses to be used for invoicing

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b-	Bank account designated by AIRBUS

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11.3.1 Invoice Dispute

In the event of an invoice dispute between the Parties, which shall be notified in writing by the Customer to AIRBUS within thirty (30) Days from issuance of such disputed invoice, the Customer shall not be entitled to withhold payment of the disputed portion of the invoice until resolution of such dispute and as long as the invoices have been issued by AIRBUS according to clause 11. Such resolution shall be negotiated in good faith between the Parties within forty five (45) Days from issuance of the relevant invoice. When an invoice is not disputed within thirty (30) Days from its issuance, such invoice shall be deemed to be accepted by the Customer. [*****]

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11.3.3 Cross-Collateralisation

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11.3.4 Late payment interest (overdue payment)

If any payment due to AIRBUS under this Agreement is not received on the Due Date, without prejudice to the other rights of AIRBUS under this Agreement and at law, AIRBUS shall be entitled to claim from the Customer, [*****]

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11.4 Duties and taxes

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11.5 Proprietary Interest

The Customer shall not, by virtue of anything contained in this Agreement (including, but without limitation to any payment hereunder) acquire any proprietary, insurable or other interest whatsoever in any FHS Component, goods or services as provided under this Agreement including FHS Components.

CLAUSE 12 – SECURITY DEPOSIT

12.1 [*****]

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12.2 [*****]

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12.4 [*****]

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CLAUSE 13 – CONDITIONS PRECEDENT

Any AIRBUS obligation hereunder shall be subject to and conditional upon each of the following conditions precedent being continuously met to the satisfaction of AIRBUS prior to the performance of any Services:

(i)	The Customer shall sign the Interface Manual; and

(ii)	The Customer shall provide to AIRBUS certificates of insurance detailing the coverage of each policy and confirming the agreement of the approved underwriters to the insurance and reinsurance requirements of this Agreement in compliance with Clause 16; and

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CLAUSE 14 – EXCUSABLE DELAYS

14.1	Neither AIRBUS nor the Customer shall be responsible nor be deemed to be in default on account of delays in delivery or otherwise in the performance of this Agreement or any part thereof with the exception of the payment obligations of the Customer pursuant to Clause 11 herein, due to causes reasonably beyond the control of AIRBUS’ or one of its subcontractors, or the Customer as applicable, and not occasioned by its fault or negligence including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, total or constructive total loss, war, civil war, warlike operations, terrorism, insurrections or riots, general hindrance in transportation, failure in communications, strikes or labour troubles causing cessation, slow down or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, failure of a subcontractor or vendor to furnish materials, equipment or parts due to causes reasonably beyond the control of such subcontractor or vendor or failure of the Customer to comply with its obligations arising out of the present

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Agreement. Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

14.2	If an Excusable Delay occurs, the Party affected by such Excusable Delay shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the other Party; and shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay. For the avoidance of doubt, the provisions set out in this Clause 14 shall not apply to the payment obligations of the Customer pursuant to Clause 11 herein.

14.3 Mitigation

Notwithstanding the occurrence of an Excusable Delay, the affected Party shall make every reasonable effort to mitigate the effects of the Excusable Delay.

14.4 Notification

If an event of Excusable Delay occurs that causes or may cause a delay in the performance by either Party of its obligations under the Agreement, such Party shall:

a)	Notify the other Party in writing of such Excusable Delay as soon as practicable after becoming aware of the same;

b)	Describe the event causing the Excusable Delay in reasonable detail;

c)	Provide an evaluation of the obligations affected;

d)	Indicate the probable duration of such delay;

e)	Notify the other Party of the measures that will be taken; and

f)	Upon cessation of the event causing the Excusable Delay, notify the other Party in writing of such cessation.

14.5 Re-scheduling

Following cessation of an event of Excusable Delay and, to the extent possible, in anticipation thereof, the Party affected by such Excusable Delay shall, in addition to the above obligations, resume the performance of its obligations under the Agreement. It performance or delivery of the Services is delayed or is anticipated to be delayed as a result of an event of Excusable Delay, the Services performance and delivery may be re- scheduled as may be agreed between the Parties.

14.6	If, as a result of an Excusable Delay, the performance of the obligations under this Agreement of the affected Party is delayed by more than two (2) months, the Parties shall negotiate in good faith the measures to overcome or limit the effects of such Excusable Delay.

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14.7	If as a result of an Excusable Delay, the performance obligations of the affected Party are delayed by more than six (6) consecutive months and if the Parties do not reach an Agreement with respect to such delay pursuant to Clause 14.5 and 14.6, then either Party may terminate this Agreement with respect to the affected Service by giving written notice to the other Party within thirty (30) Days after the expiry of such six (6) months period.

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CLAUSE 15 – INDEMNIFICATION

15.1 [*****]

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15.2 [*****]

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CLAUSE 16 – INSURANCE

16.1 Customer Insurance

16.1.1	The Customer shall maintain in force with reputable and substantial insurers, the following insurance coverage covering the Aircraft or its facilities:

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16.2 AIRBUS Insurance

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CLAUSE 17 - INTELLECTUAL PROPERTY RIGHTS

The performance by AIRBUS of Services shall not constitute in any way for the Customer a transfer or any right of use, of all or part of the intellectual property rights owned by AIRBUS and/or its subcontractors or licensed to AIRBUS by any third party. AIRBUS and its subcontractors as applicable shall remain the exclusive owner of any intellectual property rights related to the Services such as but not limited to: design of the FHS Components Interface Manual or industrial process.

CLAUSE 18 - EARLY TERMINATION

18.1	Termination for insolvency

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18.2	Termination for AIRBUS default

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18.3	Termination for Customer default

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18.5	General

18.5.1	To the full extent permitted by law, the termination of all or part of this Agreement pursuant to this Clause 18 shall become effective immediately after the notice period in accordance with Clause 18.2 and 18.3, without it being necessary for either Party to take any further action or to seek any consent from the other Party or any court or arbitral panel having jurisdiction. The premature termination of all or part of this Agreement shall not relieve the Parties of any liabilities, obligation, expense or charges accrued up to the date of such termination and all rights up to the said termination shall likewise remain in full force and effect.

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18.5.2	If the Party terminating this Agreement decides to terminate part of it only, the notice sent to the other Party shall specify solely those provisions of this Agreement that shall be terminated.

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CLAUSE 19 - GOVERNING LAW AND DISPUTES

19.1	Governing law

This Agreement shall be governed by and construed in accordance with English law.

19.2	Disputes

Any dispute arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules.    Arbitration shall take place in London in the English language.

CLAUSE 20 - MISCELLANEOUS

20.1	Data Retrieval

The Customer shall provide AIRBUS as AIRBUS may request, with all necessary data as normally compiled by the Customer and pertaining to the operation of the Aircraft for an efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus aircraft fleet.

20.2	Entire Agreement

This Agreement constitutes the entire agreement between the Parties hereto on the subject hereof, and renders void and of no effect any and all prior oral or written agreements, understandings, commitments or representations. This Agreement may not be amended or modified except in writing signed by both Parties or by their duly authorised representatives.

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20.3	Notices

All notices and requests required or authorised hereunder shall be given in writing by registered mail (return receipt requested), express mail (tracking receipt requested), to be confirmed by subsequent registered mail. The date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, shall be deemed to be the effective date of such notice or request provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

The Customer shall be addressed at:

Azul Linhas Aéreas Brasileiras S.A.,

Head office at Avenida Marcos Penteado de Ulhôa Rodrigues,

n° 939 Edificio Castelo Branco Office Park, Torre Jatobá Tamboré,

Alphaville Industrial Barueri, SP 06460-040 Brazil

AIRBUS shall be addressed at: AIRBUS SAS

Attention: Services Solutions Contract department, Customer Support and

Services

1, Rond Point Maurice Bellonte

BP 33

F-31707 Blagnac Cedex

France

20.4	Applicable language

All correspondence, documents and other written matters in connection with this Agreement shall be in English. This Agreement has been agreed and prepared in the English language. In the event of this Agreement or any part thereof being translated into any other language, the same shall continue to be construed and interpreted according to the English language version, which shall therefore prevail in the event of any conflict.

20.5	Severability

In the event that any term or condition of this Agreement is determined by a court or agency of competent jurisdiction to be invalid or unenforceable, such invalid or unenforceable term shall be deemed to be deleted from the Agreement and the balance of the Agreement shall remain in full force and effect.

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20.6	Export Control

The Services and/or part of the Services, including any result there from, may be subject to export laws and regulations (hereafter referred to as “Export Regulations”), which may include U.S. export laws and regulations, and the Parties acknowledge that diversion contrary to such Export Regulations is prohibited. The Customer shall indemnify and hold AIRBUS harmless against any losses, damages, fees or monetary sanctions imposed as a result of the failure by the Customer to comply with any applicable export control law or regulation. The Customer shall provide all its Best Efforts to provide the support necessary for AIRBUS and/or any of its subcontractors to apply for any relevant official approvals, licenses and authorisations required for the performance of the Service and/or part of the Service. For the avoidance of doubt, should AIRBUS or any of its subcontractors fail to obtain in due time and due manner the relevant official approvals, licenses and authorisations necessary to perform the Services and/or part of the Services under this Agreement, it shall be considered as an Excusable Delay.

For the purpose of this clause, “Best Efforts” means the Customer shall undertake the necessary actions and efforts that it would be expected to undertake and spend, being a high level standard company, as if it was its own internal business in the same conditions in order to perform the activity and to obtain the intended result (as described in the contract in article (export control chapter). Further, in case of non-performance of the intended result, the Customer shall evidence that it has used due diligence and has done everything in its power to accomplish the intended purpose.

20.7	Assignment and novation

20.7.1	Assignment

This Agreement shall not be assigned by either of the Parties hereto without the prior written consent of the other Party. Any assignment made without such consent shall be of no effect whatsoever between the Parties hereto.

Notwithstanding the above, this Agreement may be assigned or transferred (including an assignment by way of security), by AIRBUS, without the prior consent of the Customer (i) to any entity directly or indirectly controlling, controlled by, or under common control with, AIRBUS and (ii) to any Financing Party or to any other entity for the purposes of financing, partially or fully, AIRBUS’ interests in the transactions contemplated by this Agreement at any time.

The Customer shall fully and promptly cooperate with AIRBUS in respect of any such financing or refinancing and shall take any action reasonably required by AIRBUS in respect thereof, including providing AIRBUS and any Financing Party with an acknowledgement of assignment in relation to the assignment, by way of security, by AIRBUS to such Financing Party of all of AIRBUS’ right, title and interest in and to this Agreement. AIRBUS shall procure that any Financing Party shall provide to the Customer a quiet enjoyment letter, substantially in the form set forth in Appendix E-3 to this Agreement.

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The Customer shall have provided AIRBUS and any Financing Party with an acknowledgement of assignment in relation to the assignment by way of security, by AIRBUS to such Financing Party, of all of AIRBUS’ right, title and interest in and to this Agreement.

20.7.2	Novation

Notwithstanding the foregoing clause 20.7, in the event of a corporate reorganization (including a merger acquisition) of the Customer or the group its belongs to, the Customer may transfer this Agreement together with all of its rights and obligations to any parent company or affiliate subject to the following conditions:

i)	The Customer shall notify AIRBUS in advance of such transfer; and

ii)	Such transfer shall not impact or change the assumptions of the Agreement (including as set out in clause 1 of Appendix C-1); and

iii)	Such transfer shall be subject to the parties signing a novation between the Parties in order to identify the new party to the Agreement and to transfer the Customer’s rights and obligations to the new party; and

iv)	This transfer cannot be made to any AIRBUS’ competitor, including for FHS or Aircraft maintenance services.

20.8	Confidentiality

Unless otherwise agreed, this Agreement and all information including proprietary information becoming available or coming into the possession or knowledge of either Party by virtue of this Agreement or its performance shall at all times be treated by the Parties hereto as confidential and shall not be published, disclosed or circulated except (and only insofar as is necessary) in connection with the performance by the Parties hereto of their obligations under this Agreement or for the purpose of legal proceedings relating thereto (including if required by law, regulation or court order).

Notwithstanding the above, AIRBUS may disclose the existence and content of this Agreement, without the prior consent of the Customer, to any potential financiers who may provide financing to fund the Owner’s acquisition or refinancing of any of the property the subject of this Agreement.

Both Parties shall ensure that the undertaking contained in this Clause shall be brought to the notice of all employees, lawyers, accountants, servants and agents having a “need to know” and engaged upon Services in connection with this Agreement. The obligations of the Parties under this Clause shall survive and continue for a five (5) year period after the discontinuance, termination or cancellation of this Agreement or any part thereof and shall be binding on authorised assignees and successors in title of the Parties hereto.

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20.9	Publicity and public announcements

The Customer and AIRBUS may only make public announcements, press releases and/or advertise on the signature and/or the existence of this Agreement with the prior written, consent of the other Party, which shall not be unreasonably withheld. AIRBUS is entitled to use the Customer’s name and associated logos of the Customer and is entitled to disclose the existence and scope of the Agreement (but not its content) as a business reference for its marketing activities in relation to services.

20.10	Set-off

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20.11	Waiver

The failure of either Party to enforce at any time any of the provisions of this Agreement, or to exercise any option therein provided, or to require at any time performance by the other Party of any of the provisions hereof, shall in no way be construed to be present or future waiver of such provision nor in any way to affect the validity of this Agreement or any part thereof or the right of the other Party thereafter to enforce each and every such provision. The express waiver (whether one (1) or more times) by either Party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

20.12	Amendment

The Agreement shall not be modified nor amended unless by way of written agreement duly executed by authorised persons within the Organisation of both Parties.

20.13	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the above, this Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

20.14	Contracts (Rights of Third Parties) Act 1999

Save for any Financing Party and the Owner, the Parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement. The Parties may rescind, vary, waive, release and assign, novate or otherwise dispose of all or any of their respective rights or obligations under this Agreement in accordance with the terms of this Agreement without the consent of any person who is not a party to this Agreement.

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20.15	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Order, or (ii) any other Appendices, in each such case the terms of this Agreement shall prevail over the terms of the Order or any other Appendix. For the purpose of this Clause 20.15, the term Agreement shall not include the Order or any other Appendices hereto.

20.16	Occurrence reporting

The Parties hereby acknowledge that AIRBUS may report some in-service events and/or data obtained by AIRBUS during the performance of the Services set out in this Agreement to the relevant Airworthiness Authorities (the “Occurrence Reporting”). The Customer hereby agrees that, notwithstanding the confidentiality provisions set out in Clause 20.8 herein, AIRBUS shall be entitled to disclose such Occurrence Reporting to the relevant authorities without prior agreement from the Customer.

20.17	Authorised representatives and signees

The Parties hereby represent and warrant that, to their best knowledge:

i.	The signature hereof does not contravene any applicable law or regulation, and;

ii.	it does not require any governmental or other consent to enter into and perform its obligations under this Agreement, and;

iii.	This Agreement, including the performance of their obligations under this Agreement, does not contravene, or result in any breach of, or does not constitute any default under, any agreement to which the other Party is a party, and;

iv.	There is no pending or threatened dispute, action or proceeding before any court or agency which, either individually or in the aggregate, might adversely affect its ability to perform its obligations under this Agreement, and;

v.	it will not enter into any agreement, or act or omit to act, in such a way that would impair in any way the other Party’s ability to perform its obligations under and pursuant to this Agreement, and;

vi.	it will not enter into any agreement, or act or omit to act, in such a way that would limit, condition or alter the full exercise of the rights granted to the other Party under this Agreement.

In witness thereof this Agreement has been executed in duplicate by a duly authorised representative of each one of the Parties hereto.

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Each Party acknowledges receipt of its own original copy in English.

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For and on behalf of Airbus SAS		For and on behalf of Azul Linhas Aéreas Brasileiras S.A. (AZUL

Signature:	/s/ [illegible]	Signature:	/s/ [illegible]

Name:	[Illegible]	Name:	[illegible]

Title:	[Illegible]	Title:	Attorney-in-fact

Date:	July 5, 2017	Date:	July 5, 2017

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APPENDIX A - LIST OF AIRCRAFT COVERED BY THIS AGREEMENT

A/C Rank	Starting date under the Agreement	Finish date under the Agreement
1	01-Sep-16	01-Sep-28
2	01-Oct-16	01-Sep-28
3	01-Oct-16	01-Sep-28
4	01-Nov-16	01-Sep-28
5	01-Dec-16	01-Sep-28
6	01-Dec-16	01-Sep-28
7	01-Jan-17	01-Sep-28
8	01-Feb-17	01-Sep-28
9	01-May-17	01-Sep-28
10	01-Jun-17	01-Sep-28
11	01-Jul-17	01-Sep-28
12	01-Oct-17	01-Sep-28
13	01-Nov-17	01-Sep-28
14	01-Dec-17	01-Sep-28
15	01-Jan-18	01-Sep-28
16	01-Jun-18	01-Sep-28
17	01-Jul-18	01-Sep-28
18	01-Sep-18	01-Sep-28
19	01-Oct-18	01-Sep-28
20	01-Nov-18	01-Sep-28
21	01-Dec-18	01-Sep-28
22	01-Jan-19	01-Sep-28
23	01-May-19	01-Sep-28
24	01-Jun-19	01-Sep-28
25	01-Jul-19	01-Sep-28
26	01-Oct-19	01-Sep-28
27	01-Nov-19	01-Sep-28
28	01-Dec-19	01-Sep-28
29	01-May-20	01-Sep-28
30	01-Feb-20	01-Sep-28
31	01-Apr-20	01-Sep-28
32	01-Jul-20	01-Sep-28
33	01-Sep-20	01-Sep-28
34	01-Oct-20	01-Sep-28
35	01-Nov-20	01-Sep-28
36	01-Dec-20	01-Sep-28
37	01-Jan-21	01-Sep-28
38	01-Feb-21	01-Sep-28
39	01-Mar-21	01-Sep-28
40	01-May-21	01-Sep-28
41	01-Jul-21	01-Sep-28

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A/C Rank	Starting date under the Agreement	Finish date under the Agreement
42	01-Sep-21	01-Sep-28
43	01-Oct-21	01-Sep-28
44	01-Nov-21	01-Sep-28
45	01-Dec-21	01-Sep-28
46	01-Jan-22	01-Sep-28
47	01-Feb-22	01-Sep-28
48	01-Mar-22	01-Sep-28
49	01-May-22	01-Sep-28
50	01-Jul-22	01-Sep-28
51	01-Sep-22	01-Sep-28
52	01-Oct-22	01-Sep-28
53	01-Nov-22	01-Sep-28
54	01-Dec-22	01-Sep-28
55	01-Jan-22	01-Sep-28
56	01-Feb-22	01-Sep-28
57	01-Mar-22	01-Sep-28
58	01-May-22	01-Sep-28

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APPENDIX B-1 – ON SITE STOCK

1.	On Site Stock Availability

AIRBUS agrees to grant the Customer possession of the On Site Stock and the Customer agrees to position such OSS at the Main Base. The possession, holding, use and disposal of the OSS and its review shall be subject to the terms and conditions of this Agreement.

2.	Provision and value of the On Site Stock

2.1	The OSS is composed of items defined in Attachment 1 to this Appendix B-1.

2.2	The OSS possession shall commence on the delivery date of the OSS pursuant to Clause 6 of the Agreement and shall end on the earlier of either:

(i)	the OSS being returned to AIRBUS at the end of the Term of this Agreement, or as it may be renewed or,

(ii)	the redelivery of the OSS to AIRBUS after the termination of this Agreement pursuant to Clause 18.

2.3	The possession of the OSS shall be granted by AIRBUS to the Customer for the duration of the Initial Period provided that the Customer has met its obligations under the Agreement.

3.	Delivery and use

3.1	The FHS Components of the OSS will be delivered by AIRBUS to the Customer, with the relevant airworthiness documents as set out in Clause 8.2.2 of this Agreement.

3.2	The OSS shall be gradually delivered. The start date of the OSS Service shall be September 1st, 2016 with the start of delivery of the first FHS Component to the Customer (the “OSS Service Start Date”).

3.3	The Customer shall be responsible for i) ensuring the availability of the OSS at the Main Base upon delivery by AIRBUS and ii) for processing all necessary customs clearance for deliveries of the entire OSS being positioned at the Main Base. The Customer shall, within thirty (30) Days from the date that any part of the OSS is delivered for the first time until the OSS is delivered in full, provide AIRBUS with evidence that the above customs clearance has been made accordingly, failing which AIRBUS will be entitled to consider the Customer being in default pursuant to Clause 18 of this Agreement unless documents (such as delivery note, AWB) are missing from AIRBUS. The Customer shall not move the OSS to another location without prior written authorisation from AIRBUS. The Customer is entitled to move some FHS Component(s) from the OSS to any other outstation in Brazil to ensure its daily operations. In such a situation, the Customer shall ensure that the tracking of such FHS Components is well ensured through the IT system and that such FHS Components shall be stored in the outstations according to the conditions set out in this Appendix B-1. Impact on the Service Level because of the location of some FHS Components in another location than the Main Base shall not be calculated for the achievement of the Service Level.

Any additional stock to be located in outstations shall be agreed between the Parties by a mutual amendment to this Agreement.

3.4	The Customer shall be entitled to withdraw and use any of the items of the OSS in accordance with its operational needs, solely for the remedy of FHS Components associated defects on the Aircraft. No FHS Component forming part of the OSS may be installed or used by the Customer on any aircraft other than the Aircraft.

4.	Customer Obligations

The Customer shall deploy means and methods within its organization in order to ensure a continuous compliance with the AIRBUS requirements below.

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4.1	Quality management system certification

The Customer’s facility used for FHS Components storage shall be i) governed by the rules of the Customer’s maintenance organization, which needs to be approved by the National Authorities or ii) certified to the applicable EN/AS/JISQ 9120 standard from a certificated registration body that is accredited by the International Aerospace Quality Group (IAQG) and registered in the Online Aerospace Supplier Information System (OASIS) database. If, at the time of signature of this Agreement, the Customer’s facility is not certified to the required above standard, the Customer shall obtain such certification within one (1) month from the Entry Into Force of the Agreement.

The Customer shall immediately inform AIRBUS of the following event:

•	Change in approval, certificate such as any limitation, revocation or suspension

•	Change in its organisation structure that could affect the delivery of the Service

The Customer shall provide, upon AIRBUS request, all records linked to the controlled deployment of AIRBUS requirements within its organization

4.2	Subcontracting

The Customer shall not subcontract any OSS activities without the prior written consent of AIRBUS.

4.3	Audit and surveillance

The Customer shall provide full access to its facilities and to the relevant records as described in Clause 8.4.2. to enable AIRBUS and any Airworthiness Authority (when accompanied by AIRBUS) representatives to conduct periodic inventory inspection of the OSS.

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4.3.1 OSS stock discrepancies

Should any part of the OSS be missing, partially or totally damaged at the time AIRBUS or its agent/representative carries out an inspection/audit, the Customer shall have a period of ten (10) Business Days from notification by AIRBUS or its agent/representative, to remedy the situation to the satisfaction of AIRBUS. Should the above not be solved within the relevant timeframe, AIRBUS shall be entitled to invoice the Customer with the appropriate fee for such lost or damaged item resulting from the OEM spare parts catalogue applicable on the date of such invoice.

Should any FHS Components from the OSS be found to be without its original airworthiness release certificate and associated documents (such as shop reports) at the time AIRBUS or its agent/representative carries out an inspection/audit, and if the Customer cannot provide the relevant original copies, the Customer shall have a period of ten (10) Business Days from notification by AIRBUS or its agent/representative, to remedy the situation to the satisfaction of AIRBUS. Should the above not be solved within the relevant timeframe, such FHS Components shall be subject to a recertification process for which AIRBUS shall invoice the Customer as Additional Work.

The Customer shall produce an exhaustive and certified (with stamp, date, name and signature), list of part numbers, serial numbers, date of entrance and quantity of parts available in the OSS. Such report shall be sent on a quarterly basis to the FHS On Site Assistance Representative.

Should a discrepancy occur between the above report and the original stock level the Customer shall have ten (10) days to further investigate the gaps and to provide AIRBUS with an outcome of the situation. AIRBUS shall thereafter be entitled to invoice such OSS replenishment to the Customer.

4.3.2 Warehousing management system

The Customer shall demonstrate the implementation of a system to perform root cause analysis, corrective actions, preventive actions, and reporting for any non-conformity raised by AIRBUS or discovered through the Customer’s own self-monitoring system.

4.4	Major incident investigation

The Customer shall support AIRBUS with any investigation connected to the analysis of such event.

4.5	OSS records keeping

The Customer shall keep all necessary documents to prove that all requirements have been met for demonstrating the proper execution of the Service for the Term from the OSS Start Date unless otherwise required by an applicable regulation. The Customer shall protect records against damage, alteration, deterioration and loss.

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4.6	Personnel

The Customer shall formally assign a single fully empowered and authorised person to ensure interface with AIRBUS with regards to the Customer obligations under the Agreement. The Customer shall have personnel properly trained to perform inspection, handling and record keeping procedures. This applies to personnel performing the function of supervisor, inspector, shipper and good receivers. Such personnel shall be knowledgeable of inspections techniques, methods and equipment used to determine FHS Components quality. The Customer’s inspection personnel shall have received an appropriate authorisation to perform inspections of FHS Components. The Customer shall provide skills, competence matrices and training plans, upon AIRBUS request.

The skills and competence matrix shall demonstrate that the Customer’s personnel is in particular knowledgeable and competent on:

•	Storage of aircraft parts

•	ATA 300

•	IATA basic dangerous goods handling (storage, special handling, packaging, labelling, shipping declaration)

•	National Regulation for explosive material handling

•	MSDS

•	Electrostatic discharge and sensitive item handling

•	Parts release documentation (EASA Form 1, FAA 8130-3 etc.)
•	Basic knowledge of EASA part 145 regulation relevant to acceptance of components, storage facilities,

•	Documents or data associated to a part (workshop report, maintenance data, life limits, ATA 106, etc.)

•	Quality Management System

•	Procedures relevant to the Services

•	AIRBUS IT system

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4.7	OSS incoming inspections

The Customer shall ensure that incoming inspections include at least, a check for:

•	any obvious damage,

•	verification that all appropriate plugs and caps are installed, if applicable,

•	verification that part numbers, serial numbers, AD/SB status, etc., of the items match the attached documentation,

•	verification that the quantity, part numbers, AD/SB status, etc. match the order,

•	verification that required certification documents in the order are available,

•	verification of the conformity of packaging (ATA300/IPCC 15),

•	verification of remaining life on shelf life and life controlled parts when relevant,

•	verification that the MSDS is accompanying the part, if relevant.

The OSS incoming inspection shall be recorded in a suitable manner, at least with result, date, inspector name, FHS Component identification and location, and the report shall be provided in writing to AIRBUS within seven (7) Business Days from the initial delivery of the FHS Components to the Customer. If there is an unsatisfactory inspection, the Customer shall store the rejected unit in the quarantine area and report in writing to AIRBUS, within seven (7) Business Days from delivery of the FHS Components to the Customer, the nature of any discrepancy. After such seven (7) Business Days, the inspection shall be deemed to be completed.

4.8	OSS outgoing inspection and part delivery

The Customer shall ensure that outgoing inspections include at least, but not limited to:

•	a check for any obvious damage,

•	verification that part numbers, serial numbers, etc., of the items being shipped match the accompanying documentation,

•	verification that documents related to an Unserviceable FHS Components (post flight report, unserviceable tag, life limited status etc.) are included in the shipping documents,

•	verification that packing slips contain all information required,

•	verification that all appropriate plugs and caps are installed,

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•	verification that the shipping container and packing are appropriate for the items being shipped,

•	verification that the MSDS is included in the shipping documents,

•	verification that all appropriate required documentation is properly completed and signed.

4.9	Storage location and insurance

4.9.1 Storage and packing

The Customer shall store FHS Components in a secured store and in a clean, well- maintained facility. The Customer shall control the storage location with restricted access giving access only to authorized personnel such as warehouse staff, AIRBUS or its agents/representatives. The Customer shall ensure recording of staff accessing in the storage location by means such as badges or entry log sign on/off. The Customer shall store FHS Components in a segregated area exclusively reserved for FHS Components. The Customer shall clearly identify FHS Components with the inscription “AIRBUS”.

The segregated working areas shall include a:

•	Quality inspection area

•	Segregated stock storage location

•	Dispatch area

•	Packaging Area

•	Segregated quarantine area

•	Segregated Unserviceable area

•	Dangerous goods area

•	Electrostatic discharge and sensitive item handling.

The Customer shall store all FHS Components with their associated documentation and shall keep FHS Components, in the manufacturer’s original packaging whenever possible. The Customer shall store, preserve and protect FHS Components from applicable regulations and ATA 300 specification to prevent stored items deterioration and damage.

The Customer shall not overcrowd and stack heavy and/or fragile materials. The Customer shall have adequate equipment that will preclude damage of the FHS Components (shelves, pallet racks and forklift, tyre racks, anti-electrostatic devices etc.) adapted to quantity, volume and characteristics of the FHS Components. The Customer shall comply with wood packaging as per IPPC15/ISPM15 measures when relevant.

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The Customer shall keep all packing containers, frames and other packing material in a good and reusable condition. The Customer shall ensure the procurement and availability in stock of packaging materials (containers, carton boxes and protection materials).

4.9.2 Environmental conditions

The Customer shall maintain the FHS Components at temperature in the range 15°-25° Celsius and humidity below 65% relative (standard climate 20 / 65 DIN 50014 or ISO 554). The Customer shall measure, control and record continuously the temperature and the relative humidity. The Customer shall immediately take the appropriate recovery action in case of environmental conditions deviation and shall immediately inform AIRBUS of any deviation from environmental standard conditions.

4.9.3 Hazardous materials

The Customer shall store any hazardous material in compliance with the local and legal requirements an hazardous material. The Customer shall handle hazardous material in accordance with the MSDS. The Customer shall ensure compliance of each item with dangerous good transportation rules (ICAO Doc 9284 / IATA DGR) before any shipment.

4.9.4 Insurance

(i)	All local regulations pertaining to the storage and handling of FHS Components, including those relating to insurance and fire prevention, shall be followed at all times. The storage location is exclusively reserved for storing and protecting the OSS in accordance with best airline practice and applicable regulations regarding the storage of items of the same type as the OSS. The Customer shall not, save for sending any item to AIRBUS pursuant to this Agreement, part with possession or control of the OSS or any item forming part thereof or allow the same to become subject to any security interest or other encumbrance in favour of any other person.

(ii)	The Customer shall maintain the OSS in accordance with the provisions of Clause 8 of the Agreement and the Customer agrees that it shall not operate, maintain, insure or deal with any FHS Components of the OSS in a manner which discriminates against the OSS (or any part thereof), when compared with the manner in which Customer operates, maintains, insures or deals with similar aircraft, engines or parts in its fleet.

(iii)	The Customer shall promptly notify AIRBUS of any loss or damage of any or all FHS Components from the OSS whilst under its management or of any event which is likely to result in an insurance claim in relation to the OSS (or any part thereof).

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(iv)	The Customer shall at its own expense procure and maintain in full force and effect throughout the term of this Agreement appropriate insurance policies covering all the OSS for the full current replacement value of all the FHS Components listed in Attachment 1 to this Appendix B-1; in accordance with Clause 16 of this Agreement.

(v)	If at any time during the term of this Agreement, the Storage Location is not owned by the Customer and is leased from a third party, the Customer shall advise AIRBUS of the name and address of the owner or proprietor of such facilities or if any change of the owner or proprietor occurs. It shall be the responsibility of the Customer to notify said owner or proprietor of the Owner’s right of ownership, and any Financing Party’s rights and interests, in and to the OSS.

5.	Purchase Option

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6.	Modifying the Composition of the On Site Stock

Upon either Party’s request, the Parties agree to review the content of the OSS inventory and may agree to amend the Attachment 1 to this Appendix 1, subject to terms and conditions to be mutually agreed.

Subject to the Customer not being in default of any of its obligations under the Agreement, AIRBUS shall receive such revision requests in writing. Thereafter the terms shall be mutually agreed by the Parties before implementation and shall be based upon but not limited to the following parameters:

i)	Time on which the changes are required, and/or

ii)	Time remaining until the Agreement is due to terminate, and/or

iii)	Service Fees amendments and/or

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iv)	Quantity of FHS Component PN subject to change (added and/or removed from the FHS scope), and/or

v)	Quantity of FHS Component serial numbers subject to change (added and/or removed from the On-Site Stock, and/or

vi)	FHS Component subject to change being specific or not to the Customer’s fleet, and/or

vii)	Price of each FHS Component subject to the amendment,

[**]	[*****]

7.	Purchase or return of the On Site Stock

7.1	[*****]

[**]	[*****]

[**]	[*****]

7.2	[*****]

7.3	[*****]

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8.	Direct Shipment process

The Direct Shipment (D/S) process is to manage the shipment of the entire scope of unserviceable FHS Components directly from the Main Base to relevant repair stations (“Direct Shipment Process” or “D/S”). In order to manage the Direct Shipment operations, improve the global flow of unserviceable FHS Components and ultimately increase the Service Level, AIRBUS shall assist the Customer in the following tasks:

8.1	Spares physical flow segregation

•	Ensure and improve the monitoring of the CURT,

•	FHS Components flow segregation and

•	Consolidation avoidance.

8.2	Quality assessment

•	Visual inspection of unserviceable FHS Components and packaging (paperwork, photos,...),

•	Validation of reason for removal, ensure presence of supporting documents (PFR, T/S data, U/S tag: avoidance of snags at repair stations and potential NFF charges) and

•	Record digital images to eradicate potential contentious issues.

8.3	Shipment preparation of unserviceable parts to repair stations

•	Release of the logistics documentation (Repair Order, Delivery Note) and

•	Interface between the Customer and AIRBUS transport provider.

8.4	Performance continuous improvement

•	Customer direct local support.

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Attachment 1 – On Site Stock List

This Attachment 1 is composed of the following one hundred fifty one (151) part numbers.

Item	PNR	ATA	OEM	ADT	SPARE PRICE	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

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APPENDIX B-2 – STANDARD EXCHANGE POOL ACCESS

1.	Pool Description

The Pool is composed of the FHS Components listed in Attachment 1 of this Appendix B-2.

2.	Pool access

2.1	The Customer shall be entitled to access the Pool through a Standard Exchange system according to which the Customer may replace any specific defective FHS Component or any FHS Components subject to scheduled maintenance tasks. In both cases, such FHS Component shall be removed from the Aircraft and exchanged with a similar FHS Component (new or serviceable) made available from the Pool.

2.2	To access the Pool and take delivery of the requested FHS Component, the Customer must place a Standard Exchange Order with AIRBUS, in accordance with Clause 5.3 of this Agreement and in accordance with the form to be agreed between the Parties in the Interface Manual.

2.3	The Customer hereby acknowledges that the right of access to the Pool described here above shall not be exclusive to the Customer.

2.4	The Start Date of the Pool Access Service shall be September 1st 2016 (the “Pool Access Service Start Date”).

3.	AIRBUS’ obligations

3.1	Pool Management

AIRBUS shall be responsible for managing and maintaining the Pool and in compliance with the relevant OEM recommendations. This configuration management shall cover the interchangeability of FHS Components (full fit, form and function class).

Notwithstanding the above, AIRBUS is allowed to subcontract (eg through an Airbus procurement contract) to any third party, including to the Customer, the logistics activity (warehousing and local transportation) related to the Pool.

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For sake of clarity, AIRBUS shall be allowed to send and return the FHS Components from/between its pools, in addition to the pool located in Brazil.

3.2	Conditions of FHS Components

i)	all of the FHS Components in the Pool will be supplied with their relevant certificate as per Clause 8.2.2 of the Agreement.

ii)	FHS Components delivered from the Pool are covered by the provisions of Clause 9 of the Agreement.

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5.	Information and documents due from the Customer to AIRBUS

5.1	As applicable, the Customer shall provide AIRBUS with the following data, document or information related to the Unserviceable FHS Components in relation to the Standard Exchange Order in the FHS Portal, before the Unserviceable FHS Components are returned to AIRBUS:

a.	The Time Since New (TSN), Cycles Since New (CSN), Time and Cycles Since Installation (TSI, CSI), Time Since Overhaul (TSO), Cycles Since Overhaul (CSO) for life limited LRUs upon installation on the Aircraft, Time Since Last Shop Visit (TSLSV),

b.	The Aircraft (specify the MSN or Aircraft registration) from which the FHS Components have been removed, and

c.	The part number, the serial number and the description (the name) of the installed FHS Components and of the relevant Unserviceable FHS Components, and

d.	The detailed and complete reason for removal and removal date of the Unserviceable FHS Components. Except for a limited number of cases of the appreciation of AIRBUS, any statement such as “broken”, “failed”, “inoperative” or “Unserviceable” is insufficient and not acceptable by AIRBUS. If the Customer fails to delivery such detailed reason of removal on the repair order, but for some reason provides the data described on the Clause 5.2.IV it will be considered, on an exceptional basis, as enough information to AIRBUS to perform the repair.

In the event that any of the above documents or information is considered incomplete or missing, AIRBUS will notify the Customer of such omission. The Customer will have live (5) Business Days to provide AIRBUS with the compliant documentation and information.

5.2	Any Unserviceable FHS Components delivered by the Customer to AIRBUS shall be duly accompanied by the following mandatory information or document:

i)	The reference of the corresponding Standard Exchange Order, and

ii)	The unserviceable tag bearing the following information: the part number, the serial number and the description of the relevant Unserviceable FHS Component, and

iii)	The Aircraft (specify the MSN or Aircraft registration) from which the FHS Component has been removed and

iv)	Any supporting data, as per Airbus NFF policy, to ease trouble shooting and failure identification, such as but not limited to:

-	Pilot Report (Pirep) when necessary and/or upon AIRBUS request, and/or

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-	Maintenance report (Marep), and

-	Post flight report (PFR), as applicable, and

-	BITE test results or trouble shooting data (TSD) print out, as applicable,

-	Trouble Shooting Manual (TSM) task reference, and

-	Technical logbook of the Unserviceable FHS Components if applicable, and other relevant data if applicable, and

v)	The time and cycles since new (TSN, CSN), time and cycles since installation (TSI, CSI), time and cycles since overhaul (TSO, CSO) for life limited LRUs, and

vi)	back-to-birth history documentation for life limited FHS Components, or documentation from last overhaul for time-controlled FHS Components, and

vii)	If necessary, any additional instructions and the required modifications.

6.	Specific exclusion

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Attachment 1 – FHS Components covered by the Pool Access Service

The Pool Access Service shall cover the following 399 part numbers

Item	PNR	ATA	OEM	ADT
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APPENDIX B-3 – FHS COMPONENTS MAINTENANCE AND ENGINEERING

1.	Definition of FHS Components maintenance

Any FHS Component listed in Attachment 1 to Appendix B-2 that are removed from the Aircraft, and received by AIRBUS for maintenance, shall be maintained by AIRBUS or its subcontractors in compliance with the terms and conditions herein.

They shall be referred to as Unserviceable FHS Components when removed from the Aircraft by the Customer and delivered to AIRBUS for repair. The Customer undertakes to deliver to AIRBUS any and all Unserviceable FHS Components for repair pursuant to the provisions of this Agreement.

Within the scope of this Agreement and associated Services as set forth in this Appendix B-3, AIRBUS will if applicable test, repair, overhaul and modify FHS Components with the aim to restore them in serviceable condition.

2.	Scope of maintenance Service

2.1	Basic scope of services

Upon receipt by AIRBUS of any Unserviceable FHS Component together with the documents indicated in Clause 5.2 of Appendix B-2, AIRBUS will perform the tests, repairs, modifications and overhauls if applicable on the Unserviceable FHS Components in compliance with CMM and/or Airbus MPD and the provisions of Clause 8.2.2 of the Agreement.

2.1.1	FHS Components maintenance shop reports

AIRBUS will make available to the Customer, and when necessary to the Customer’s relevant official authorities, shop finding reports and FHS Component monitoring reports for FHS Components supplied by AIRBUS as Standard Exchange.

2.1.2	FHS Components back to birth records

AIRBUS will manage and make available to the Customer, and when necessary to the Customer’s Airworthiness Authorities, FHS Components back to birth records whenever applicable to such FHS Components, and provided the Customer has supplied AIRBUS with the necessary information together with the first removal of FHS Components from the Aircraft.

2.2	ADs/SB’s policy

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3.	Reliability engineering services

AIRBUS shall perform a control and follow up of the Aircraft and FHS Component reliability (such as MTBUR follow-up with threshold and report the analysis of in-service data to the Customer. Any deviation compared to the world fleet, best standard, will be analysed. The results will be shared with the Customer every six months, including recommendations and

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reporting on appropriate actions launched, recorded, required by any Party, including but not limited to:

i)	FHS Components modification approval sheet(s) management (submissions, approvals, norias)

ii)	FHS Components reliability trends,

iii)	Rogue LRUs identification,

iv)	Soft life policy deployment,

v)	NFF rates,

vi)	FHS Components interchangeability management,

vii)	BER occurrences.

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6.	Customer’s specific obligation

In order for AIRBUS to perform its obligations, the Customer shall provide AIRBUS with certain necessary data such as but not limited to: warranty claim, information and any other applicable documentation required for conducting the repairs, such as but not limited to removal information, reason of removal, post flight report (PFR), BITE test report (if applicable).

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APPENDIX B-4 – FHS MANAGER ON SITE ASSISTANCE

1.	In order to support and coordinate the Services under the Agreement, AIRBUS shall make available on site assistance for the Initial Period and at the Customer’s Main Base, starting one (1) month before the Start Date of the Services, subject to the terms and conditions of this Appendix B-4 (the “FHS Manager On Site Assistance”).

Such assistance shall be in accordance with standard working hours during Business Days, as well as normal statutory vacation periods under AIRBUS’ applicable regulations.

For the sake of clarity, the Customer acknowledges and agrees that AIRBUS shall be entitled, at any time during the Term of the Agreement, to subcontract to any third party the FHS Manager On Site Assistance.

2.	In providing the FHS Manager On Site Assistance, any of AIRBUS or if applicable the AIRBUS’ subcontractor’s employees, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting as Customer’s employees or agents, either directly or indirectly.

Should the Customer request the FHS Manager On Site Assistance to exceed the period defined in Clause 1 here above, AIRBUS may provide such Additional Services subject to terms and conditions to be mutually agreed.

3.	General conditions

3.1	From the date of each arrival of the FHS Manager and for the duration of the assignment, the Customer shall provide free of charge a suitable lockable office, conveniently located with respect to the Customer’s maintenance facilities, with complete office furniture and equipment including telephone, Internet, email and facsimile connections for the sole use of the FHS Manager. All related communication costs shall be borne by AIRBUS upon receipt by AIRBUS of all relevant justifications, however the Customer shall not impose on AIRBUS any charges other than the direct cost of such communications.

3.2	Should the Customer request the FHS Manager to travel on business to a city other than the Main Base, the Customer shall be responsible for all related transportation and accommodation costs and expenses.

3.3	The Customer shall assist AIRBUS and the AIRBUS’ subcontractors, as applicable, in obtaining from the civil authorities of the Customer’s country those documents that are necessary to permit each FHS Manager to live and work in the Customer’s country. Failure of AIRBUS to obtain the necessary documents shall relieve AIRBUS of any obligation to the Customer under the provisions of this Appendix B-4.

3.4	The Customer shall reimburse to AIRBUS all charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by the authorities of the Customer’s country with respect to the FHS Manager.

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3.5	AIRBUS shall ensure that the FHS Manager, when located at the premises of the Customer, shall comply with any applicable regulations of the Customer, including but not limited to health, safety, security, IT security, environment and regulations applicable within the Customer’s premises.

3.6	The FHS Manager shall in all circumstances remain under the sole managerial and disciplinary authority of AIRBUS or if applicable the AIRBUS’ subcontractor, which shall be solely responsible for the administrative and social management of the FHS Manager.

4.	Withdrawal of FHS Manager

AIRBUS shall have the right to withdraw its assigned FHS Manager(s) as it sees fit if conditions arise, which are in the opinion of AIRBUS dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

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APPENDIX C-1 – SERVICE FEES DEFINITION

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APPENDIX D – SERVICE LEVEL

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APPENDIX E-1 – WARRANTIES DELEGATION

Azul Linhas Aéreas Brasileiras S.A.

Avenida Marcos Penteado de Ulhôa Rodrigues

n° 939 Edificio Castelo Branco Office Park

Torre Jatobá Tamboré

Alphaville Industrial Barueri SP

06460-040 Brazil,

AIRBUS SAS 1, rond-point Maurice Bellonte 31707 Blabnac Cedex, France For the attention of FHS Dept Customer Delivery Services [Date], 20_

Dear [Name],

Supplier Support Conditions - Delegation to Airbus SAS

We have entered into an FHS contract with Airbus SAS for the provision of services for the test, repair, overhaul and supply, loan and/or standard exchange of aircraft parts in respect of our A320 NEO Aircraft fleet (the “Contract”).

In the frame of such Contract and for as long as the FHS contract with Airbus SAS is valid, we have designated Airbus SAS (“Airbus”) to perform on our behalf all activities linked to the management of aircraft parts covered by the Contract (including provision, repair, warranty/guarantee claims, etc.) and therefore we have delegated to Airbus the power to enforce on our behalf the totality of the provisions of the Supplier Support Conditions (“SSCs”) which we benefit from vis-à-vis the relevant OEMs to the fullest extent as agreed between Airbus and each such OEM.

We acknowledge that, as we have delegated our right to enforce the terms of the SSCs, we will not seek to enforce our rights vis-á-vis the relevant OEMs in respect of the relevant parts for which such delegation is provided to Airbus in the event a claim has already been made or a right has already been enforced by Airbus on our behalf.

Finally, we acknowledge that Airbus may provide a copy of this letter to the relevant OEMs for the purposes of confirming Airbus’s authority to enforce on our behalf all our rights and obligations under the SSCs for the relevant parts.

This letter shall not operate as a novation of any rights and obligations under the SSCs from us to Airbus.

Yours Sincerely,

[Name and Title]

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APPENDIX E-2 – ADDITIONAL WORK PURCHASE ORDER

ADDITIONAL WORK PURCHASE ORDER	For FHS Agreement [*****] PO Number Issue Dated

Title:

Description:

Lead Time:

Price per Aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

Terms and conditions: all the provisions of the FHS contract [*****] shall apply to this Purchase Order for Additional Work.

In witness thereof this Additional Work Purchase Order has been executed in duplicate by a duly authorised representative of each one of the Parties hereto.

Each Party acknowledges receipt of its own original copy in English.

For and on behalf of	For and on behalf of
Airbus SAS	Azul Linhas Aéreas Brasileiras S.A.

By:	By:

Date:	Date:

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APPENDIX E-3 – FORM OF FINANCING PARTY QUIET ENJOYMENT LETTER

To:

Azul Linhas Aéreas Brasileiras S.A (the “Customer”)

Avenida Marcos Penteado de Ulhôa Rodrigues

n°939 Edificio Castelo Branco Office Park

Torre Jatobá Tamboré

Alphaville Industrial Barueri

SP 06460-040 Brazil,

From:

[Financing Party] (the “Financing Party”)

Dear Sirs

FHS Agreement dated                  2016 made between the Customer and Airbus SAS (“AIRBUS”) in relation to Flight Hour Services for certain Airbus A320 NEO aircraft (the “FHS Agreement”) and a Security Agreement dated                  made between AIRBUS and the Financing Party relating to the FHS Agreement (the “Security Agreement”) and a notice and acknowledgement of assignment dated                  given by the Financing Party and AIRBUS to the Customer (the “Notice and Acknowledgement”).

We refer to the FHS Agreement, the Security Agreement and the Notice and Acknowledgement. We hereby covenant and agree with you that, provided that no event or circumstance of the type referred to in Clause 18.3 (Termination for Customer default) of the FHS Agreement occurs and is continuing, we shall not (and we shall procure that no person claiming by or through us shall) interfere with your use, quiet enjoyment and possession of the property which is the subject matter of the FHS Agreement.

This Letter shall be governed by English law.

Yours faithfully

[Financing Party]

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APPENDIX E-4 – FHS MODIFICATION APPROVAL SHEET FORM

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APPENDIX F – BUY-BACK

This Appendix F sets out the terms and conditions under which the Customer shall sell to AIRBUS some LRUs and tools (for the purposes of this Appendix, together referred to as the “Items”) and AIRBUS shall purchase such Items, currently being the property of the Customer (the “Buy-Back”).

Capitalized terms used herein and not otherwise defined in this Appendix F shall have the meanings assigned thereto in the Agreement.

DEFINITIONS

“Assessment”

Means the inventory assessment performed by AIRBUS or its agent at the Customer’s premises, at any time prior to the Buy-Back Date, and as further specified in Clause 2.1.1 of Appendix F.

“Complementary Non Buy-Back Items”

Means the items purchased by AIRBUS from a third party in the case that following the Inspection, those items are not part of the Final Buy-Back Items, as specified in Clause 2.1.5 of Appendix F.

“Final Buy-Back Amount”

Means the amount to be paid by AIRBUS for the Buy-Back in the event that the list of Items is modified following the Inspection, and as further specified in Clause 5.1.2 of Appendix F.

“Final Buy-Back Items”

Means the final list of items as modified by AIRBUS following the Assessment or the Inspection and as further specified in Clause 2.1.4 of Appendix F and being manufactured in 2016, new and in serviceable conditions.

“Initial Buy-Back Amount”

Means the amount to be paid by AIRBUS to the Customer for the Buy-Back and as further specified in Clause 5.1.1 of Appendix F.

“Initial Buy-Back Items”

Means the Items to be purchased by AIRBUS in the frame of the Buy-Back and listed in the Attachment 1 to Appendix F.

“Initial Buy-Back Items List”

Means the list of Items identified by the Customer for the Buy-Back and identified in Attachment 1 to Appendix F.

“Inspection”

Means the inventory inspection performed by AIRBUS or its agent of the Buy-Back Items.

“Non Buy-Back Items”

Has the meaning set forth in Appendix F.

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“Remaining Buy-Back Items”

Means the items that have not been purchased by AIRBUS in the frame of the Buy-Back and has the meaning set out in the Clause 3.2 of Appendix F.

1. GENERAL

The Customer shall sell to AIRBUS and AIRBUS shall purchase certain Items listed in Attachment 1 to this Appendix F (the “Initial Buy-Back Items”), under the terms and conditions as detailed hereafter.

The Customer hereby declares that it has performed an inspection in good faith of all the Initial BuyBack Items and established accordingly the list of Initial Buy-Back Items as set out in Attachment 1 to this Appendix F (the “Initial Buy-Back Items List”).

For the sake of clarity, the terms of the Agreement shall apply to this Appendix, unless otherwise specified herein.

2. ASSESSMENT AND INSPECTION

2.1	Assessment and Inspection at Customer’s premises

2.1.1	AIRBUS or its agent, shall be entitled to assess the Initial Buy-Back Items at the Customer’s premises, at any time prior to the Buy-Back Date (the “Assessment”) at its own costs and expense.

2.1.2	The Parties acknowledge that a portion of the Initial Buy-Back Items, which shall be listed and notified in writing by the Customer to AIRBUS on or before the Assessment date, may not be available in the Customer’s warehouse at the time of Assessment, as some of these Buy-Back Items may be in transit or undergoing a repair in another location. Such Buy-Back Items as well as all the other Buy-Back Items shall be subject to an inspection to be performed by AIRBUS or its agent (the “Inspection”).

2.1.3	AIRBUS or its agent shall be granted access to the Customer’s facilities and the Customer shall keep all the Buy-Back Items in a segregated and secured area with restricted access to AIRBUS or its agent.

2.1.4	Following the Assessment and/or the Inspection, AIRBUS shall be entitled to modify the Initial Buy-Back Items List and replace it by a revised and final list of items to be actually purchased by AIRBUS (the “Final Buy-Back items”). The Final Buy-Back Items must be located by the Customer at the Main Base prior to such purchase by AIRBUS.

2.1.5	In this event, AIRBUS shall be entitled to purchase from a third party, similar items to the Initial Buy-Back Items which are not part of the Final Buy-Back Items (the “Complementary Non Buy-Back Items”).

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2.2	Indemnification related to the performance of the Assessment and the Inspection

The provisions of Clause 15.1 of the Agreement shall apply to the performance of the Assessment and to the performance of the Inspection.

2.3	Customer quality obligations

2.3.1	The Customer must comply with the following obligations:

a)	The Customer shall have good, valid, legal and marketable title to the Buy-Back Items and shall deliver to AIRBUS title to the Items free and clear of any and all encumbrances and claims;

b)	All Buy-Back Items shall be in serviceable condition and shall not be subject to technical obsolescence, due to a change of design or arising from change due to any applicable Airworthiness Authority requirement including but not limited to an Airworthiness Directive or national regulation requirement;

c)	Any LRU subject to the Buy-Back shall have been upgraded to a standard compliant with the Aircraft configuration at the time of Entry Into Force of the Agreement. Should the LRU not be compliant with the above, the costs associated to the required upgrade of such LRU shall be borne by the Customer;

d)	The Customer shall provide a written statement, as applicable, which represents that for any Buy-Back Item:

i.	The Customer owns legal title of property of such Buy-Back Item;

ii.	Buy-Back Item has been stored, preserved and protected in accordance with the OEM’s instructions;

iii.	Buy-Back Item has been packed in accordance with the recommendations of the OEM, applicable regulations and ATA 300 specifications for LRUs.

Should the Customer fail to comply with its obligations under the provisions of Clause 2.3.1 d), the Customer hereby agrees to indemnify and hold harmless AIRBUS from and against all consequences in connection with such failure.

e)	Any new LRU subject to the Buy-Back shall be delivered to AIRBUS with an OEM Authorized Release Certificate (ARC):

•	In one of the following formats:

•	An original or copy from the originator of the ARC when signed with a hand written signature, or

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•	Any electronically printed copy of the ARC with watermark-type “printed from electronic File” and “Electronic signature on File” in signature block when signed electronically, or

•	A certified true copy from original of ARC for splitting bulk or batch shipments.

•	Issued under the Airworthiness Authority which controls the OEM, and

•	Issued by the OEM as referenced in the manufacturer’s parts catalogue or other applicable maintenance data (i.e. SB, CMMV).

f)	Any used LRU subject to the Buy-Back shall:

•	Be released by an EASA Part 145 approved maintenance organization and accompanied by an ARC in the form of:

•	EASA Form 1; or

•	FAA Form 8130-3 dual release; or

•	TCCA Form 240078 dual release; or

•	TCCA Form 1 dual release.

•	Be delivered with an ARC in one of the following formats:

•	An original or copy from the originator of the ARC when signed with a hand written signature, or

•	Any electronically printed copy of ARC with watermark-type “printed from electronic File” and “Electronic signature on File” in signature block when signed electronically.

•	Have been maintained by a maintenance organization approved by AIRBUS; the list of which will be provided by AIRBUS to the Customer in due time.

•	Be delivered with the workshop report associated to the ARC including at least:

i)	Origin of the LRU (aircraft type, aircraft serial number, operator), and

ii)	Part number and serial number of the LRU, and

iii)	Confirmed defect, and

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iv)	List of replaced parts, and

v)	Details of work carried out, and

vi)	List of all embodied modifications, including Airworthiness Directives and SBs, and

vii)	Next due maintenance when applicable, and

viii)	Reference and revision of applied maintenance data.

•	Be delivered with a written statement, as applicable, which guarantees that:

i)	The used LRU has not been subject to DER repairs and does not contain PMA parts; and

ii)	The used LRU has not been involved in any accident and/or incident; and

iii)	The used LRU has not been used on a non-civil certified aircraft; and

iv)	The used LRU is traceable to the aircraft on which it was installed before maintenance and maintenance organization having performed maintenance works.

With reference to i) to iv) above, the information may be provided by the Customer to AIRBUS with a ATA106 form, or any acceptable format agreed by both Parties.

g)	Any new or used LRU subject to the Buy-Back:

•	Shall be delivered to AIRBUS with an ARC that has not been issued more than three (3) years before the Buy-Back Date;

•	For those subject to service life limits (including LLP having to be retired once the certified life limit is reached and hard time LRUs (I-IT) for which the serviceability has to be restored once the certified life limit is reached):

•	Shall be delivered with historical documentation including at least the following information:

•	Time, Flight Hours and Cycles since new, and

•	Time, Flight Hours and Cycles since last inspection, and

•	Time, Flight hours and Cycles since last overhaul.

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•	Shall be delivered with no less than seventy percent (70%) of remaining service life until the next scheduled overhaul.

•	And subject to shelf life limits, shall be delivered by the Customer to AIRBUS with no less than ninety (90) Days of remaining service life.

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3.	BUY-BACK DATE

3.1	The Parties agree that the Buy-Back of the Final Buy-Back Items shall occur and be finalized not later than six (6) months after the Entry Into Force (the “Buy-Back Date”).

3.2	In the event that the Buy-Back of the Final Buy-Back Items has not occurred in whole or in part at the Buy-Back Date, the Parties will agree in good faith on a new date to finalize the Buy-Back for such remaining Items (the “Remaining Buy-Back Items”).

3.3	If the Parties fail to agree on such new date within ten (10) Days after the Buy-Back Date, the Parties shall have no right or obligation whatsoever with respect to the Buy-Back of such Remaining Buy-Back Items and AIRBUS shall be entitled to purchase from third parties said Remaining Buy-Back Items.

3.4	On the Buy-Back Date, AIRBUS shall issue a purchase order for the Final Buy-Back Items or upon agreement of the Parties on the new date for the Buy-Back of the Remaining Buy-Back Items.

4.	DELIVERY

4.1	Delivery process

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The Customer shall deliver from the Main Base the Final Buy-Back Items or, if relevant, the Remaining Buy-Back Items to AIRBUS, or its designated representative, and then issue a corresponding delivery note (the “Buy-Back Delivery Note”). AIRBUS or its designated representative shall sign the Buy-Back Delivery Note to acknowledge the actual delivery of the Final Buy-Back Items including the Remaining Buy-Back Items, if relevant.

4.2	Incoterms

Applicable freight terms are the Incoterms defined in Clause 6 of the FHS Agreement.

4.3	Delivery conditions:

At the time of delivery of the Buy-Back Items by the Customer to AIRBUS, the Customer shall comply with its obligations as defined in Clause 2.3 of this Appendix F.

4.4	Transfer of title

Title to each Final Buy-Back Item or Remaining Buy-Back Item shall be transferred to AIRBUS upon the acceptance without any discrepancy and the signature of a “Serviceable LRU” type receipt form (the “Receipt Form” or “RF”) by AIRBUS or its designated representative.

4.5	Transfer of risk

Risk of loss or damage to each Final Buy-Back Item including the Remaining Buy-Back Item, if relevant, shall pass from the Customer to AIRBUS upon the acceptance without any discrepancy and the signature of the Receipt Form by AIRBUS or its designated representative.

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5.	BUY-BACK PRICE AND SPECIFIC PAYMENT TERMS

5.1	Buy-Back price

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Attachment 1 – Initial Buy-Back Items List

Item	PNR	ATA	OEM	ADT	[*****]	[*****]
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APPENDIX G – FHS COMPONENTS WITH EXTENDED WARRANTY negotiated by the Customer with OEMs

PNR	ATA	OEM	ADT	AZUL warranty
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